UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2023

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", “SPAR” or "SPAR Group") has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2023, the Board of Directors of SGRP (the "Board") appointed Mr. John Bode and Ms. Linda Houston to the Board to fill the remaining vacancies for Super Independent Directors on the Board. On TBD, Mr. Bode and Ms. Houston agreed to become directors on the SGRP Board.

Mr. Bode was appointed on October 4, 2023 to the Board's Audit Committee (as its Chairman), Governance Committee, and Special Committee [on Strategic Alternatives].

Ms. Houston was appointed on October 4, 2023 to the Board's Governance Committee (as its Chairman), Audit Committee, Compensation Committee, and Special Committee [on Strategic Alternatives].

Mr. John Bode was recently named Executive Vice President, Chief Financial Officer and Chief Transformation Officer of Postmedia Network Canada Corp. effective October 6, 2023. Postmedia is a leading Canadian news media company. He is currently transitioning from the role of interim Chief Executive Officer of FISION Corporation, a start-up technology platform focused on internal and third-party software development, where he is also a member of the Board of Directors. From 2018 to 2022, he was the EVP, Chief Operating Officer of Readerlink Distribution Services, LLC, which is the largest full-service distributor of books to retailers in North America. From 2015 to 2018, Mr. Bode owned and operated a boutique strategic consultancy which was partnered with BGJ Group that focused on retail distribution and product placement. From 2013 to 2015, he was the Chief Financial Officer of Tribune Publishing Company. Mr. Bode began his career in 1996 as a CPA with BDO Seidman, LLP. He currently serves multiple public, private and charitable boards including McClatchy, Postmedia, Zevra Pharmaceutical and Veterans Ventures. Mr. Bode served on the board of Proficient Alpha Acquisition Corp. which ended when the acquisition of the Lion Group was completed in 2023. He earned his degree in Accountancy from the University of Notre Dame.

Ms. Linda Houston is currently an Affiliate for Bates Consulting Group providing expert witness testimony on wealth management. She is also a Consultant for LGH Consulting LLC, an independent consulting firm that consults wealth management teams and trust departments. From 2011 to 2017, she was the Managing Director/Division Executive, and the Head of Global Wealth and Investment Management Diversity and Inclusion (D&I) Council for Bank of American/Merrill Lynch. From 1999 to 2011, Ms. Houston held positions, also at Bank of America/Merrill Lynch, as New Jersey Regional Managing Director (2010-2011), National Marketing and Sales Manager (2008-2009) and Managing Director/Marketing Executive (1999-2008). She serves on the board of Virginia National Bank, Florida Oceanographic, Community Foundation of Martin and St. Lucie Counties, Sailfish Point Foundation, Alvin Ailey Dance Company and Baruch College Zicklin School of Business. Ms. Houston earned her Bachelors of Arts degree from Southern Illinois University. She completed the Women's Executive Business Leadership Program at Harvard Business School and the Women's Executive Leadership Development Program at Keenan Flagler School of Business University of North Carolina.

SGRP's Board has determined that Mr. Bode and Ms. Houston each satisfies the independence, financial expertise and other requirements to serve as an independent director and a Super Independent Director on the Board, including the applicable requirements for general Board independence under Nasdaq Listing Rule 5605(b)(1), the heightened independence and financial literacy criteria for Audit Committee membership under Nasdaq Listing Rule 5605(c)(2)(A), and the heightened standards for being a Super Independent Director under Section 3.13(b) of SGRP's By-Laws.

Item 8.01. Other Events.

On October 4, 2023, SGRP Board of Directors elected Mr. James R. Gillis as Chairman of the Board.  Mr. Gillis joined the Board on August 10, 2023.  Mr. Gillis also serves on the Board's Compensation Committee (as its Chairman), Audit Committee, Governance Committee, and Special Committee [on Strategic Alternatives].

Mr. Gillis  is currently the CEO of Gillis & Associates, Inc., an M&A advisory firm that helps buyers and sellers in complex transactions.  From 1993 to 2011, Mr. Gillis was the CEO of Source Interlink Companies, Inc.  From 1989 to 1993, he was Managing Partner of Aders, Wilcox, Gillis Group, a global developer of trade relationships serving major brand marketers and retailers worldwide.  Mr. Gillis currently serves on the boards of American Stock Transfer & Trust Company, LLC (AST),  and Travelport Worldwide LTD, and is an advisor to Siris Capital Group and Platinum Equity. He has served on the boards and committees of multiple companies including Source Interlink, Park City Group, and Globe Communications.  Mr. Gillis attended Nova University in Fort Lauderdale.

Forward Looking Statements

This Current Report on Form 8-K and its exhibits (collectively, this "Current Report") contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and other applicable Securities Laws.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of the ongoing strategic review process or any resulting action or inaction, the impact of adding new directors and adding new finance team members, the potential negative effects of any stock purchase and/or payment, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq Audit Committee and director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, " Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:	October 4, 2023
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO